UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

November 16, 2005 (November 14, 2005)
Date of Report (Date of earliest event reported)

FUSION TELECOMMUNICATIONS INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-120412	58-2342021
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 518
New York, NY 10170
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (212) 972-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding Fusion's beliefs, expectations, intentions or strategies for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render Fusion’s products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions which could cause Fusion's actual results to differ from management's current expectations are contained in Fusion's filings with the Securities and Exchange Commission. Fusion undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement

On November 14, 2005 Fusion Telecommunications International, Inc. (‘Fusion”) entered into an agreement to acquire the assets of iFreedom Communications International Holdings Limited (“iFreedom”), which markets monthly recurring International VoIP (Voice over Internet Protocol) service plans geared to meet the needs of consumers and businesses in the emerging markets. The purchase price will be $500,000 in cash which will go towards retiring certain liabilities of iFreedom and 1,100,000 shares of stock, of which 750,000 shares will be held in escrow and subject to a performance based earn out.

Item 8.01 Other Events

On November 14, 2005, Fusion issued a press release regarding the execution of an asset purchase agreement with iFreedom dated November 14, 2005 entitled “Fusion Strengthens Global Market Reach with Acquisition of iFreedom’s Assets.”

The press release is attached as Exhibit 99.1

On November 14, 2005 Fusion issued a press release entitled “Fusion Reports Third Quarter 2005 Results.”

The press release is attached as Exhibit 99.2

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

10.1
Assets Purchase Agreement dated as of November 14, 2005 by and among Fusion Telecommunications International, Inc.; Fusion VOIP Acquisition Corp.; iFreedom Communications International Holdings, Limited; iFreedom Communications Corporation; iFreedom Communications (Malaysia) Sdn. Bhd.; iFreedom Communications, Inc.; iFreedom Communications Hong Kong Limited; iFreedom UK, Ltd. and Timothy J. Ringgenberg; Seth Ringgenberg; Linda Ringgenberg and Edward J. Weaver.

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated November 14, 2005, entitled “Fusion Strengthens Global Market Reach with Acquisition of iFreedom’s Assets.”

99.2	Press Release issued by Fusion Telecommunications International, Inc., dated November 14, 2005, entitled “Fusion Reports Third Quarter 2005 Results.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

Fusion Telecommunications International, Inc.

Date: November 16, 2005	By:	/s/ Matthew D. Rosen
Matthew D. Rosen, President and Chief Operating Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1
Assets Purchase Agreement dated as of November 14, 2005 by and among Fusion Telecommunications International, Inc.; Fusion VOIP Acquisition Corp.; iFreedom Communications International Holdings, Limited; iFreedom Communications Corporation; iFreedom Communications (Malaysia) Sdn. Bhd.; iFreedom Communications, Inc.; iFreedom Communications Hong Kong Limited; iFreedom UK, Ltd. and Timothy J. Ringgenberg; Seth Ringgenberg; Linda Ringgenberg and Edward J. Weaver.

99.1	Press Release issued by Fusion Telecommunications International, Inc., dated November 14, 2005, entitled “Fusion Strengthens Global Market Reach with Acquisition of iFreedom’s Assets.”

99.2	Press Release issued by Fusion Telecommunications International, Inc., dated November 14, 2005, entitled “Fusion Reports Third Quarter 2005 Results.”